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                       INDEPENDENT ACCOUNTANTS' CONSENT


The Board of Directors
O'Charley's Inc.:


We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.



                                        /s/ KPMG Peat Marwick LLP
                                            ----------------------------
                                            KPMG PEAT MARWICK LLP



Nashville, Tennessee
May 2, 1996